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                     MainStay Premium Plus Variable Annuity
                                  Investing in
                  NYLIAC Variable Annuity Separate Account-III

       Supplement Dated August 25, 2000 to Prospectus dated June 26, 2000


The purpose of this supplement is to correct a printing error in the June 26, 2000 prospectus for the MainStay Premium Plus Variable Annuity policies ("policies"). Please read this supplement carefully and retain it for future reference. This supplement is not valid unless it is accompanied by a current prospectus for the policies. The terms we use in this supplement have the same meanings as in the prospectus for the policies.


On page 30 of the prospectus, the first paragraph under section (c) Periodic Partial Withdrawals is changed as follows:

                  You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). You must specify the Investment Divisions and/or the Fixed Account from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters - Taxation of Annuities in General" at page 37.) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not elect to receive periodic partial withdrawals from the DCA Advantage Plan Account.